Supplement to Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is September 1, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON AUGUST 3, 2010
The Real Estate Securities Portfolio:
1.	The following replaces the second paragraph under “Wellington Management Company, LLP” of the “Specialist Manager Guide” on page 60 of the Prospectus:
James P. Hoffmann, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of The Real Estate Securities Portfolio since its inception in 2009. Mr. Hoffmann joined Wellington Management as an investment professional in 1997. Bradford S. Stoesser, Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of The Real Estate Securities Portfolio since September 1, 2010. Mr. Stoesser joined Wellington Management as an investment professional in 2005.
The Institutional Value Equity Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the second paragraph under “AllianceBernstein L.P.” of the “Specialist Manager Guide” on page 53 of the Prospectus:
Gerry Paul and Greg Powell are responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to AllianceBernstein. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO—Advanced Value Fund, CIO—Small and Mid-Capitalization, and Co-CIO—Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.
Mr. Powell was appointed Director of Research of US Large Cap Value Equities in 2010. Prior to this appointment, Mr. Powell had been the director of research of Equity Hedge Fund Strategies, focusing on the management of the short portfolio in the Global Opportunities Fund, working with the Global Research Team (since 2005). From March 2009 to late 2010, he was also the head of Fundamental Value Research, responsible for overseeing our fundamental-research analysts. Mr. Powell joined Bernstein in 1997 as an analyst supporting the Advanced Value Fund and was promoted to become the Fund’s director of research in 1999. He earned a BA in economics and mathematics in 1981 from the University of California at Santa Barbara and an MA and PhD in economics in 1983 and 1986, respectively, from Northwestern University.
The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the first paragraph under “Standish Mellon Asset Management company LLC” (“Standish”) of the “Specialist Manager Guide” on page 57 of the Prospectus:
Standish Mellon Asset Management Company LLC (“Standish”) serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a registered investment adviser under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Standish is headquartered at the BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108. Christine Todd and James Welch are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the Managing Director of Tax Exempt Fixed Income and has been with Standish since 1995. Mr. Welch is a Senior Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 2009.
The International Equity Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the last three paragraphs under SSgA Funds Management, Inc. of the “Specialist Manager Guide” on page 59 of the Prospectus:
For its services to The International Equity Portfolio, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The International Equity and Institutional International Equity Portfolios allocated to SSgA FM are: Kala Croce and Theodore Janowsky, CFA.
Supplement to Prospectus for HC Capital Trust

Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is member of the CFA Institute and the Boston Security Analysts Society.
Mr. Janowsky joined the firm in 2005 and is a Vice President of SSgA FM and a Portfolio Manager within the Global Structured Products Group. He is responsible for managing equity and derivative-based index portfolios, including the SSgA S&P 500 fund, Mid Cap Fund, and the Stock Performance Index Futures Fund, as well as the SSgA Valuation Tilted strategy and customized index separate accounts. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as S&P 500 index changes. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
The Trust: (From the Supplement dated July 6, 2010) The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section of the Prospectus under “Shareholder Information” on page 44 of the Prospectus:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Strategic Shares. HC Strategic Shares are available to investors for whom Hirtle Callaghan & Co., LLC provides Chief Investment Officer services.
The Emerging Markets Portfolio: (From the Supplement dated May 4, 2010)
1.	The following replaces the sixth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 59 of the Prospectus.
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine, jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
2.	The following replaces the eighth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 59 of the Prospectus.
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the second paragraph under “Pzena Investment Management, LLC” of the “Specialist Manager Guide”, beginning on page 57 of the Prospectus:
Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Short-Term Municipal Bond Portfolio: (From the Supplement dated May 4, 2010) Effective immediately, Susan S. Mooney will no longer serve as a portfolio manager for the portion of the Short-Term Municipal Bond Portfolio managed by Breckenridge Capital Advisors, Inc.
Supplement to Prospectus for HC Capital Trust

The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated April 9, 2010) Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the changes is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
1.	The following replaces the “Performance” section, found on page 32 of the Prospectus:
Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital Municipal Index 3-15 Year Blend and the Barclays Capital 5-Year General Obligations Index (formerly Lehman Brothers 5-Year General Obligations Index) (“Barclays Capital 5-Year G.O. Index”). All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
2.	The following replaces the “Average Annual Total Returns” table, found on page 32 of the Prospectus:
Average Annual Total Returns
(for the periods ending 12/31/08)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	-4.80%	1.67%	3.33%
- After Taxes on Distributions	-4.98%	1.53%	3.26%
- After Taxes on Distributions and Sale of Portfolio Shares	-1.81%	1.94%	3.44%
Barclays Capital Municipal Index 3-15 Year Blend*	2.27%	3.38%	4.60%
Barclays Capital 5-Year G.O. Index	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
The Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for HC Capital Trust